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                                                                   Exhibit 10.73

                 MORGANTOWN MALL ASSOCIATES LIMITED PARTNERSHIP
                                    (Grantor)

                                       to

                                MICHAEL B. KELLER

                                    (Trustee)

                           for the use and benefit of

                       THE CAPITAL COMPANY OF AMERICA LLC

                                  (Beneficiary)

                      ----------------------------------

                       DEED OF TRUST, ASSIGNMENT OF LEASES

                        AND RENTS AND SECURITY AGREEMENT

                      ----------------------------------


                                    Dated:  As of September 1, 1998

                    Property:   Morgantown Mall and Morgantown Commons
                                District of Grant
                                County of Monongalia
                                State of West Virginia

                         -------------------------------


               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                                    Samuel M. Zylberberg, Esq.
                                    Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    (212) 310-8000



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                       DEED OF TRUST, ASSIGNMENT OF LEASES

                        AND RENTS AND SECURITY AGREEMENT

                  THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "DEED OF TRUST"), is made as of September [1,] 1998, among MORGANTOWN MALL ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership, ("GRANTOR"), having its principal place of business at c/o Glimcher Properties Limited Partnership, 20 South Third Street, Columbus, Ohio 43215, MICHAEL B. KELLER, a resident of Berkeley County ("TRUSTEE"), whose address is Bowles, Rice, McDonald, Graff & Love, PLLC, 105 West Burke Street, Martinsburg, West Virginia 25401, and THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company ("BENEFICIARY"), having its principal place of business at Two World Financial Center, Building B, New York, New York 10281.

                                                                     W I T N E S
S E T H:

         WHEREAS:

                  A. Grantor is the owner of fee simple title to those certain parcels of real property located in the District of Grant, County of Monongalia, State of West Virginia, and more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference (collectively, the "PREMISES"), and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (the "IMPROVEMENTS"); and

                  B. Pursuant to that certain Loan Agreement dated as of the date hereof (the "LOAN AGREEMENT"), between Grantor and Beneficiary, Beneficiary is making a loan (the "LOAN") to Grantor in the original principal amount of $58,350,000 and Grantor has executed that certain Note (as defined in the Loan Agreement) evidencing the Loan (the "NOTE"), which Note is made payable to the order of Beneficiary, together with interest thereon, with final payment being due on or before the Stated Maturity Date (all capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement); and

                  C. To induce Beneficiary to make the Loan to Grantor and to further secure payment of the Note, together with interest thereon, and all other sums due hereunder and under the other Loan Documents, the parties desire to enter into this Deed of Trust.

                  NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, Grantor hereby agrees:

                  THAT, IN ORDER to secure the payment of an indebtedness in the principal sum of FIFTY-

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EIGHT MILLION THREE HUNDRED FIFTY THOUSAND AND 00/100 Dollars ($58,350,000), and
all other sums which may or shall become due hereunder or under the Note or any of the other documents evidencing, securing or executed in connection with the Loan (such other documents, including, without limitation, the Loan Agreement and that certain Assignment of Leases and Rents dated as of the date hereof given by Grantor to Beneficiary with respect to the Premises (as such assignment may be amended from time to time, the "ASSIGNMENT"), together with the Note and this Deed of Trust (as any of the same may, from time to time, be modified, amended or supplemented) being hereinafter collectively referred to as the "LOAN DOCUMENTS"), and including the costs and expenses of enforcing any provision of the Note, this Deed of Trust or any of the other Loan Documents (all such sums being hereinafter collectively referred to as the "DEBT"), and in order to charge with such performance and with such payments the Premises, the Improvements and the other property hereinafter described and the rents, revenues, issues, income and profits thereof, GRANTOR HAS GRANTED, BARGAINED, SOLD, CONVEYED, TRANSFERRED AND ASSIGNED, AND BY THESE PRESENTS DOES HEREBY IRREVOCABLY GRANT, BARGAIN, SELL, CONVEY, TRANSFER AND ASSIGN, TO TRUSTEE, ITS SUCCESSORS AND ASSIGNS, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, the Premises and the Improvements, together with all right, title, interest and estate of Grantor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "MORTGAGED PROPERTY"):

                  (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining any part of the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or

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future operation, enjoyment and occupancy of the Premises and the Improvements
(hereinafter collectively referred to as the "EQUIPMENT"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing and the proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Grantor in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Equipment is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Deed of Trust;

                  (c) all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and the Improvements;

                  (d) all current and future leases, rental agreements, occupancy agreements and other agreements of whatever form now or hereafter affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, all or any part of the Premises and the Improvements, including any guaranties, extensions, renewals, replacements or modifications thereof (hereinafter collectively referred to as the "LEASES") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Grantor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements (the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (e) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements and the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements or the Equipment;

                  (f) all accounts, escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses, management agreements, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Premises, the Improvements or the Equipment and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to any part of the Premises or the Improvements), approvals,

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actions, refunds of real estate taxes and assessments (and any other governmental impositions related to any part of the Premises, the Improvements or the Equipment), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Premises, the Improvements or the Equipment, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES");

                  (g) all options to purchase and rights of first refusal to purchase and acquire a fee estate, easement interest or other real property right to land, both vacant and improved, adjoining any part of the Premises now or hereafter in effect (hereinafter collectively referred to as the "Options");

                  (h) the right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to any part of the Premises, the Improvements, the Equipment, the Leases, the Intangibles or the Options and to commence any action or proceeding to protect the interest of Beneficiary in any part of the Premises, the Improvements, the Equipment, the Leases, the Intangibles or the Options; and

                  (i) all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

                  TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto Trustee and his substitutes or successors and assigns, forever, and Grantor hereby binds itself and its heirs, executors, administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto Trustee, his substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof;

                  PROVIDED, HOWEVER, these presents are upon the express condition that if Grantor shall well and truly pay to Beneficiary the Debt at the time and in the manner provided in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note, in the Loan Agreement and in the other Loan Documents in a timely manner, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly free of the liens, security interests, conveyances and assignments created and evidenced hereby, and such liens and security interests shall be released by Beneficiary in due form at Grantor's cost.

                  AND, for the purpose of further securing the Debt and for the protection of the security of this Deed of Trust, for so long as the Debt or any part thereof remains unpaid, Grantor represents and warrants to and covenants and agrees with Beneficiary as follows:

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                               GENERAL PROVISIONS

                  1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Grantor shall pay the Debt at the time and in the manner provided in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents. All the covenants, conditions and agreements contained in the Note, the Loan Agreement and the other Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

                  2. WARRANTY OF TITLE. Grantor hereby warrants that: (a) Grantor has good, marketable and insurable title to the Mortgaged Property; (b) Grantor has the full power, authority and right to execute, deliver and perform its obligations under this Deed of Trust and to encumber, grant, bargain, sell, convey, assign and mortgage the Mortgaged Property in the manner and form hereby done or intended; (c) Grantor possesses an unencumbered fee simple estate in the Premises and the Improvements and Grantor owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust; and (d) this Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust. Grantor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Trustee and Beneficiary against the claims of all persons whomsoever. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Mortgaged Property pursuant to any foreclosure.

         3.       INSURANCE.

                  (a) Grantor, at its sole cost and expense, for the mutual benefit of Grantor and Beneficiary, shall obtain and maintain during the entire term of this Deed of Trust policies of insurance against loss or damage by fire and lightning and against loss or damage by all other risks and hazards as required and in accordance with the terms and provisions of Section 7.1 of the Loan Agreement.

                  (b) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Grantor shall give prompt written notice thereof to Beneficiary. Following the occurrence of a Casualty, Grantor, regardless of whether insurance proceeds are available, (unless such insurance proceeds have been used to repay the Debt in full), shall promptly proceed to restore, repair, replace or rebuild the Mortgaged Property to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law. All amounts to be paid in connection with a Casualty under such policies shall be governed by the terms and provisions of the Loan Agreement.

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          4. PAYMENT OF TAXES, ETC. Subject to Section 5.1(b) of the
Loan Agreement, Grantor shall pay all taxes, assessments, water rates and sewer rents now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "TAXES"), and all maintenance charges, ground rents, impositions other than Taxes and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "OTHER Charges"), before delinquency; PROVIDED, however, that Grantor's obligation to directly pay Taxes shall be suspended for so long as Grantor complies with the terms and provisions of Section 7.3 of the Loan Agreement.

         5.       CONDEMNATION.

                  (a) Grantor shall promptly give Beneficiary written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding against the Premises or the Improvements or any part thereof (a "CONDEMNATION") and shall deliver to Beneficiary copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Grantor, regardless of whether an Award (as hereinafter defined) is available, (unless such Award has been used to repay the Debt in full), shall promptly proceed to restore, repair, replace or rebuild the Mortgaged Property to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with applicable law.

                  (b) Beneficiary is hereby irrevocably appointed as Grantor's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment ("AWARD") for any taking accomplished through a Condemnation and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Deed of Trust and section 7.1.3(b) of the Loan Agreement. Notwithstanding any taking in connection with a Condemnation by any public or quasi-public authority (including, without limitation, any transfer made in lieu of or in anticipation of such a Condemnation), Grantor shall continue to pay the Debt at the time and in the manner provided for in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Beneficiary to expenses of collecting the Award and to discharge of the Debt. Beneficiary shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. All amounts to be paid in connection with a Condemnation shall be governed by the terms and provisions of the Loan Agreement.

         6.       LEASES AND RENTS.

                  (a) Grantor does hereby irrevocably, absolutely and unconditionally assign to Beneficiary, its successors and assigns, all of Grantor's right, title and interest in and to all current and future Leases and Rents, it being intended by Grantor that this assignment constitutes a present, absolute and unconditional assignment and not an

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assignment for additional security only. Such assignment to Beneficiary shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Beneficiary. Grantor agrees to execute and deliver to Beneficiary such additional instruments, in form and substance satisfactory to Beneficiary, as may hereafter be requested by Beneficiary to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph, Beneficiary grants to Grantor a license (revocable upon an Event of Default) to operate and manage the Mortgaged Property; PROVIDED, however, that all Rents shall be sent to a financial institution acceptable to Beneficiary for deposit into an account designated and established by Beneficiary to secure repayment of the Debt, all in accordance with the terms, covenants and conditions contained in the Loan Agreement. Any Rents collected by Grantor shall be held by Grantor in trust for the benefit of Beneficiary for use in the payment of the Debt. Upon the occurrence of an Event of Default (as hereinafter defined), without the need for notice or demand, the license granted to Grantor herein shall automatically be revoked, and Beneficiary shall immediately be entitled to take possession of the Leases and receive and apply all Rents, whether or not Beneficiary enters upon or takes control of the Mortgaged Property. Beneficiary is hereby granted and assigned by Grantor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportions as Beneficiary, in its sole discretion, shall deem proper. Beneficiary is obligated to account only for such Rents as are actually collected or received by Beneficiary. Neither the exercise by Beneficiary of any rights under this Paragraph nor the application of any Rents to the Debt shall cure or be deemed a waiver of any Event of Default hereunder. The assignment of Rents hereinabove granted shall continue in full force and effect during any period of foreclosure and/or redemption with respect to the Mortgaged Property. Grantor has executed the Assignment covering all of the right, title and interest of Grantor, as landlord, in and to any Leases relating to all or portions of the Mortgaged Property. All rights and remedies granted to Beneficiary under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

                  (b) Grantor shall duly and punctually comply with its obligations under Section 5.1(t) of the Loan Agreement which sets forth certain covenants of Grantor with regard to leasing of the Mortgaged Property.

                  (c) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Grantor and, if cash, shall be deposited by Grantor at such commercial or savings bank or banks as may be reasonably satisfactory to Beneficiary. Any bond or other instrument which Grantor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Beneficiary, shall, if permitted pursuant to any legal requirements, name Beneficiary as payee or mortgagee thereunder (or at Beneficiary's option, be fully assignable to Beneficiary) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Beneficiary. Grantor shall, upon request, provide Beneficiary with evidence reasonably satisfactory to Beneficiary of Grantor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Grantor shall, upon Beneficiary's request, if permitted by any applicable legal

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requirements, turn over to Beneficiary the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Beneficiary subject to the terms of the Leases.

                  7. PROPERTY MANAGEMENT AGREEMENT; LICENSES. Grantor hereby represents and warrants to Beneficiary as follows:

                  (a) The Property Management Agreement, dated as of the date hereof (the "MANAGEMENT AGREEMENT"), among Grantor, Glimcher Properties Limited Partnership, as manager, and Glimcher Development Corporation, as services provider, pursuant to which such manager operates the Mortgaged Property as retail shopping centers, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.

                  (b) Neither the execution and delivery of the Loan Documents, the Grantor's performance thereunder, the recordation of this Deed of Trust, nor the exercise of any remedies by Beneficiary, will adversely affect Grantor's rights under the Management Agreement.

                  (c) The Property Management Agreement complies with the requirements set forth in Section 5.1(v) of the Loan Agreement.

                  (d) All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Mortgaged Property as retail shopping centers, have been obtained and are in full force and effect.

                  8. MAINTENANCE OF MORTGAGED PROPERTY. Grantor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Improvements and Equipment) without the consent of Beneficiary, Grantor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, including, without limitation, building and zoning ordinances and codes. Subject to Section 3(b) and 5(a) hereof, Grantor shall promptly repair, replace or rebuild any part of the Mortgaged Property that is destroyed by any Casualty, or becomes damaged, worn or dilapidated, or that is affected by any Condemnation and shall complete and pay for any structure at any time in the process of construction or repair on the Premises. Grantor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of

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all or any portion of the Mortgaged Property is or shall become a nonconforming use, Grantor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Beneficiary. Grantor shall not (i) change the use of the Mortgaged Property, (ii) permit or suffer to occur any waste on or to the Mortgaged Property or to any portion thereof, or (iii) take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of management. Grantor will not install or permit to be installed on the Premises any underground storage tank without Beneficiary's prior written consent.

                  9. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

                  (a) Grantor acknowledges that Beneficiary, in agreeing to make the Loan, has examined and relied on the creditworthiness and experience of Grantor in owning and operating properties such as the Mortgaged Property, and that Beneficiary will continue to rely on Grantor's ownership and operation of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Grantor acknowledges that Beneficiary has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Grantor default in the repayment of the Debt, Beneficiary can recover all or a portion of the Debt by a sale of the Mortgaged Property or any part thereof. Accordingly, except as permitted in the Loan Agreement, Grantor shall not, without the prior written consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

                  (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Paragraph 9 shall be deemed to include: (i) an installment sales agreement wherein Grantor agrees to sell the Mortgaged Property or any part thereof or any interest therein for a price to be paid in installments; (ii) an agreement by Grantor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder, or a sale, assignment or other transfer of, or the grant of a security interest in, Grantor's right, title and interest in and to any Leases or any Rents; (iii) if Grantor or any general partner or managing member of Grantor is a corporation, the voluntary or involuntary sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions; (iv) if Grantor or any general partner or managing member of Grantor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a partner, joint venturer or member or the sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the partnership interest of any partner or the sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the interest of any joint venturer or member; (v) if Grantor is a limited or general partnership, joint venture, limited liability company, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership interest, the voluntary or involuntary sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of a controlling interest of any person having a direct legal or beneficial ownership in

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Grantor, including any legal or beneficial interest in any constituent partner or member of Grantor; (vi) any instrument subjecting the Mortgaged Property to a condominium regime or transferring ownership to a cooperative corporation; and
(vii) the dissolution or termination of Grantor or any general partner or managing member of Grantor or the merger or consolidation of Grantor or any general partner or managing member of Grantor with any other person.

                  (c) Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Grantor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any part thereof without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any part thereof regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any part thereof.

                  (d) Beneficiary's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any part thereof shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of the same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any part thereof made in contravention of this Paragraph shall be null and void and of no force and effect.

                  10. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary's interest in the Mortgaged Property, Grantor will pay such tax, with interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Grantor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then, in any such event, Beneficiary shall have the option, by written notice to Grantor of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  11. NO CREDITS ON ACCOUNT OF THE DEBT. Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  12. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any intangible tax or any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

                  13. CONTROLLING AGREEMENT. It is expressly stipulated and agreed to be the intent of Grantor and Beneficiary at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Beneficiary to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Paragraph 13 (with the similar provision contained in the Note) shall control every other covenant and agreement in this Deed of Trust and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents or contracted for, charged, taken, reserved or received with respect to the Debt, or if Beneficiary's exercise of the option to accelerate the maturity of the Note or any prepayment by Grantor results in Grantor having paid any interest in excess of that permitted by applicable law, then it is Grantor's and Beneficiary's express intent that all excess amounts theretofore collected by Beneficiary shall be credited on the principal balance of the Note and all other Debt and the provisions of the Note, this Deed of Trust and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Beneficiary for the use, forbearance or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                  14. PERFORMANCE OF OTHER AGREEMENTS. Grantor shall observe and perform each and every term to be observed or performed by Grantor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

                  15. FURTHER ACTS, ETC. Grantor will, at the cost of Grantor, and without expense to Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Beneficiary shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby granted, bargained, sold, conveyed, assigned, transferred and mortgaged or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust or for facilitating the sale and transfer of the Loan and the Loan Documents as described in Section 9.1 of the Loan Agreement. Grantor, on demand, will execute and deliver, and Grantor hereby authorizes Beneficiary to execute in the name of Grantor or without the signature of Grantor to the extent

Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or other instruments to evidence more effectively the security interest of Beneficiary in the Mortgaged Property. Upon foreclosure, the appointment of a receiver or any other relevant action, Grantor will, at the cost of Grantor and without expense to Beneficiary, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Mortgaged Property. Grantor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including, without limitation, such rights and remedies available to Beneficiary pursuant to this Paragraph.

                  16. RECORDING OF DEED OF TRUST, ETC. Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Mortgaged Property. Grantor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment, of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Grantor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

                  17. REPORTING REQUIREMENTS. Grantor agrees to give prompt notice to Beneficiary of the insolvency or bankruptcy filing of Grantor or any general partner or managing member of Grantor.

                  18. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Beneficiary upon the happening of any one or more of the following events of default (each, an "EVENT OF DEFAULT"):

                  (a) any portion of the Debt is not paid when due;

                  (b) except as expressly permitted by the terms of the Loan Agreement, any of the Taxes or Other Charges are not paid before delinquency and payable;

                  (c) the Policies (as defined in the Loan Agreement) are not kept in full force and effect, or certified copies of the Policies are not delivered to Beneficiary within ten (10) days of request;

                  (d) except as expressly permitted in Section 6.1(j) of the Loan Agreement and this Deed of Trust, Grantor transfers or encumbers any portion of the Mortgaged Property or any interest therein without Beneficiary's prior written consent;

                  (e) any representation or warranty of Grantor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument, agreement or document furnished to Beneficiary shall have been false or misleading in any material respect when made; provided, however, if such false or misleading representation or warranty is susceptible of being cured within thirty (30) days, the same shall be an Event of Default hereunder only if the same is not cured within a reasonable time not to exceed thirty (30) days after notice from Lender;

                  (f) Grantor shall make an assignment for the benefit of creditors;

                  (g) a receiver, liquidator or trustee shall be appointed for Grantor or Grantor shall be adjudicated a bankrupt or insolvent, or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to or acquiesced in by Grantor or any proceeding for the dissolution or liquidation of Grantor shall be instituted; PROVIDED, however, that if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Grantor, then the same shall be an Event of Default hereunder only if the same is not discharged, stayed or dismissed within sixty (60) days after the date of such appointment or adjudication, the date such petition is first filed or the date such proceeding is instituted, as the case may be;

                  (h) Grantor shall be in default under any other deed of trust or security agreement covering any part of the Mortgaged Property whether it be superior or junior in lien to this Deed of Trust;

                  (i) the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien except a lien for local real estate taxes and assessments not then due and payable, (subject to Section 5.1(b) of the Loan Agreement in the case of real estate taxes and assessments), unless a corporate surety bond in form and with sureties satisfactory to Beneficiary, cash or other security satisfactory to Beneficiary is posted therefor within sixty (60) days after the filing of such lien, but in any event prior to the commencement of any action to foreclose such lien, and such lien is removed from the Mortgaged Property within such sixty (60) days;

                  (j) Grantor fails to cure properly any violations of laws or ordinances affecting or which may be interpreted to affect the Mortgaged Property within thirty (30) days after Grantor first receives notice of any such violations; PROVIDED, however, that if such violation is susceptible of cure but cannot reasonably be cured within such 30-day period and PROVIDED further that Grantor shall have commenced to cure such violation within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same and PROVIDED further that any governmental authority having jurisdiction over the subject matter of such violation consents to a longer cure period, such 30-day period shall be extended for such time as is reasonably necessary for Grantor in the exercise of due diligence to cure such violation, such additional period not to exceed ninety (90) days;

                  (k) except as expressly permitted in this Deed of Trust or the Loan Agreement, the actual or threatened material alteration, improvement, demolition or removal of any of the Improvements without the prior written consent of Beneficiary;

                  (l) without Beneficiary's prior consent and except as permitted in the Loan Agreement, (i) the property manager for the Mortgaged Property under the Property Management Agreement (or any successor property management agreement) resigns or is removed, or (ii) the ownership, management or control of such property manager is transferred to another person or entity, or (iii) there is any material change in the Property Management Agreement (or any successor property management agreement);

                  (m) except as otherwise permitted in the Loan Agreement, a default has occurred and continues beyond any applicable cure period under the Property Management Agreement (or any property successor management agreement) if such default permits the manager to terminate or cancel the Property Management Agreement (or any successor property management agreement);

                  (n) Grantor ceases to do business as retail shopping centers on the Mortgaged Property or terminates such business for any reason whatsoever (other than temporary cessation in connection with any renovations to the Mortgaged Property);

                  (o) Grantor fails to cure a default under any other term, covenant or provision of this Deed of Trust not specified in clauses (a) through
(n) above, within ten (10) days after Grantor first receives notice of such default in the case of any default which can be cured by the payment of a sum of money only or within thirty (30) days after Grantor first receives notice of such default in the case of any other default; PROVIDED, however, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such 30-day period and PROVIDED further that Grantor shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Grantor in the exercise of due diligence to cure such default, such additional period not to exceed ninety (90) days; or

                  (p) Grantor shall be in default under any term, covenant or provision of the Note, the Loan Agreement, the Assignment or any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Grantor or the Mortgaged Property, or any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Beneficiary to accelerate the maturity of all or any portion of the Debt.

                  19. LATE PAYMENT CHARGE. If any portion of the Debt is not paid on the date on which it is due, Grantor shall pay to Beneficiary upon demand an amount equal to the lesser of three percent (3%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Beneficiary in handling and processing such delinquent payment and to compensate Beneficiary for the loss of the use of such delinquent payment, and such amount shall be secured by this Deed of Trust.

                  (b) Upon the occurrence of an Event of Default, Grantor shall pay to Beneficiary interest on the entire unpaid principal amount of the Note and any other amounts due (including interest to the extent permitted by applicable law) at the Default Rate (as defined in the Loan Agreement) and all interest payable pursuant to this paragraph shall be secured by this Mortgage.

                  20. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Grantor fails to make any payment or to do any act as herein provided, Beneficiary may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest at the Default Rate (as defined in the Loan Agreement) for the period from the date such cost or expense was incurred by Beneficiary to the date of payment to Beneficiary, shall constitute a portion of the Debt, shall be secured by this Deed of Trust and the other Loan Documents and shall be due and payable to Beneficiary upon demand.

         21.      REMEDIES.

                  (a) Subject to Section 9.4 of the Loan Agreement and the requirements of applicable law, upon the occurrence of any Event of Default, Beneficiary shall have the right, forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to exercise any and all rights and remedies granted to Beneficiary under this Deed of Trust, the Note, the Loan Agreement or any of the other Loan Documents or otherwise available to Beneficiary at law or in equity, all of which rights and remedies shall be cumulative and not exclusive, and which shall include, without limitation, the following:

                             (i) Beneficiary shall have the right forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to declare the entire indebtedness of Grantor under the Note immediately due and payable; and, in any such case, the prepayment premium, if any, which would have been applicable to a voluntary prepayment of such indebtedness at the time of such declaration by Beneficiary shall be treated as part of the indebtedness secured hereby and added to and become a part of the principal thereof.

                             (ii) Beneficiary shall have the right, forthwith, at Beneficiary's election, by and through the Trustee or otherwise, and without further notice or demand and without the commencement of any action to foreclose this Deed of Trust, to enter immediately upon and take possession of the Mortgaged Property without further consent or assignment by Grantor, with the right to lease the Mortgaged Property, or any part thereof, and to collect and receive all of the Rents and all other amounts past due, due or to become due to Grantor by reason of Grantor's ownership of the Mortgaged Property, and to apply the same, after the payment of all necessary charges and expenses in connection with the operation of the Mortgaged Property (including any managing agent's commission, at the option of Beneficiary), on account of interest and principal amortization under the Note, taxes, payments in lieu of taxes, water and sewer charges, assessments and insurance premiums with respect to the Mortgaged Property, and any advance made by Beneficiary for improvements, alterations or repairs to the Mortgaged Property or on account of any other Debt hereby secured. Grantor hereby irrevocably appoints Beneficiary as Grantor's attorney-in-fact to institute summary proceedings against any tenant, licensee, concessionaire or other occupant of any portion of the Mortgaged Property who shall fail to comply with the provisions of any covenant, agreement or condition applicable to the possession or occupancy of the Mortgaged Property by such tenant, licensee, concessionaire or other occupant. If Grantor or any other person claiming by, through or under Grantor is occupying all or any part of the Mortgaged Property, it is hereby agreed that Grantor and each such other person shall, at the option of Beneficiary, either immediately surrender possession of the Mortgaged Property to Beneficiary and vacate the part of the Mortgaged Property so occupied or pay a reasonable rental for the use thereof, monthly in advance, to Beneficiary.

                             (iii) Beneficiary shall have the right forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, at public auction for cash or cash equivalent, including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of Beneficiary, is "cash equivalent", to the highest and best bidder during legal hours, at any front door of the county courthouse of the county in which the Premises are situated after having advertised and given notice of said sale, giving the time, place and terms thereof, together with a description of the Premises according to the laws of the state where the Mortgaged Property is located which govern sales of land under deeds of trust in force at the time the publication of said notice has begun. If the Premises are situated in two or more counties or in two judicial districts of the same county, then the Trustee shall have the power, in case the Trustee is directed to foreclose under this Deed of Trust, to select in which county, or judicial district, the sale of all the Mortgaged Property shall be made, and the selection shall be binding upon Grantor and Beneficiary and all persons claiming through or under them, whether by contract or by law. The Trustee shall have full power to fix the day, time and place of sale, and may sell the Mortgaged Property in parcels or as a whole as the Trustee may deem best. The Trustee shall have full power to conduct any sale through an agent appointed by the Trustee for such purpose, but said appointment of agent need not be recorded. At any such sale: (A) the Trustee shall not be required to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to the Trustee any portion of the Mortgaged Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such Mortgaged Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to the purchaser at such sale; (B) the Trustee may, from time to time, adjourn said sale to a later date without readvertising, by giving notice of the time and place of such continued sale at the time when and where the Trustee shall make such adjournment; (C) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Debt secured by this Deed of Trust, advertisement and conduct of such sale in the manner provided herein and otherwise by law and by appointment of any successor Trustee hereunder; (D) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed; (E) the receipt of the Trustee or of such other party making the sale shall be a sufficient discharge to the purchaser for its or his purchase money and no such purchaser, or its or his assigns, successors or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; (F) Grantor shall be completely and irrevocably divested of all of Grantor's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the Mortgaged Property sold or any part thereof; (G) Beneficiary may be a purchaser at any such sale; and (H) the Trustee, in Beneficiary's name or as the attorney of Grantor (the Trustee being for that purpose by this Deed of Trust duly and irrevocably authorized and appointed as Grantor's agent and attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation) to make, execute, acknowledge and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of the Mortgaged Property in fee simple and to receive the proceeds of such sale or sales.

                  Should the Mortgaged Property be sold in one or more parcels as permitted herein, the right of sale arising out of any Event of Default shall not be exhausted by any one or more such sales, but other and successive sales may be made until all of the Mortgaged Property has been sold or until the Debt secured by this Deed of Trust has been fully satisfied.

                  Grantor hereby irrevocably and unconditionally waives and releases: (A) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale or execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (B) all notices of any Event of Default or of the Trustee's exercise of any right, remedy or recourse provided for hereunder or under any of the other Loan

         Documents, (unless the Loan Documents explicitly require any such notice to be given to Grantor; and (C) any right to a marshalling of assets or a sale in inverse order of alienation.

                             (iv) Beneficiary shall have the right forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any of the other Loan Documents.

                             (v) Beneficiary shall have the right forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Grantor or of any person, firm or other entity liable for the payment of the Debt.

                             (vi) Beneficiary shall have the right forthwith, at Beneficiary's election, by and through the Trustee or otherwise, to notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Grantor included in the Mortgaged Property to pay Beneficiary directly.

                  (b) The proceeds of any sale made under or by virtue of this Paragraph, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this Paragraph or otherwise, shall be applied by Beneficiary to the payment of the Debt in such priority and proportion as Beneficiary in its sole discretion shall deem proper.

                  (c) Upon any sale made under or by virtue of this Paragraph, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust or by law.

                  (d) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Grantor shall affect in any manner or to any extent the lien of this Deed of Trust upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

                  (e) Beneficiary may resort to any remedies and the security given by the Note, this Deed of Trust or any of the other Loan Documents, in whole or in part, and in such portions and in such order as determined by Beneficiary in Beneficiary's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Deed of Trust or any of the other Loan Documents. The failure of Beneficiary to exercise any right, remedy or option provided in the Note, this Deed of Trust or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Deed of Trust or any of the other Loan Documents. No acceptance by Beneficiary of any payment after the occurrence of any Event of Default and no payment by Beneficiary of any obligation for which Grantor is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Grantor, or Grantor's liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Beneficiary and no extension of time for the payment of the whole or any portion of the Debt, or any other indulgence given by Beneficiary to Grantor, shall operate to release or in any manner affect the interest of Beneficiary in the remaining Mortgaged Property or the liability of Grantor to pay the Debt. No waiver by Beneficiary shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Beneficiary in exercising its rights and remedies under this Paragraph 21 (including reasonable attorneys' fees and disbursements to the extent permitted by law) shall be paid by Grantor immediately upon notice from Beneficiary, with interest at the Default Rate from the date incurred by Beneficiary until repaid by Grantor, and such costs and expenses, with interest as aforesaid, shall constitute a portion of the Debt and shall be secured by this Deed of Trust.

                  (f) The interests and rights of Beneficiary under the Note, this Deed of Trust or any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Beneficiary may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant with respect to the Mortgaged Property or any portion thereof, or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

                  (g) In case Beneficiary or the Trustee, on behalf of Beneficiary, shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any of the other Loan Documents and shall hereafter elect to discontinue or abandon the same for any reason, Beneficiary or the Trustee, on behalf of Beneficiary, as applicable, shall have the unqualified right so to do and, in such event, Grantor, Beneficiary and the Trustee shall be restored to their former positions with respect to the Debt secured hereby, this Deed of Trust, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary and the Trustee, on behalf of Beneficiary, shall continue as if the same had never been invoked.

                  22. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Deed of Trust, Beneficiary and its agents shall have the right to enter and inspect the Mortgaged Property at any reasonable time upon reasonable notice under the circumstances until the Debt is paid in full. The cost of such inspections shall be borne by Grantor should Beneficiary determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Beneficiary. The cost of such inspections, if not paid for by Grantor following demand, may be added to the principal balance of the sums due under the Note and this Deed of Trust and shall bear interest thereafter until paid at the Default Rate.

         23.      SECURITY AGREEMENT.

                  (a) This Deed of Trust is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Mortgaged Property. Grantor by executing and delivering this Deed of Trust has granted and hereby grants to Beneficiary, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being referred to in this Paragraph 23 as the "COLLATERAL"). Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may from time to time reasonably consider necessary to create, perfect and preserve Beneficiary's security interest herein granted. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. As such, this Deed of Trust covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Deed of Trust. If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise, immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Grantor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Grantor shall pay to Beneficiary on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper. In the event of any change in name, identity or structure of any Grantor, such Grantor shall notify Beneficiary thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Beneficiary's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Beneficiary shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Grantor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Beneficiary shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by

Beneficiary, as secured party, in connection with the Collateral covered by this Deed of Trust.

                  (b) Upon an Event of Default Beneficiary shall have the right, at Beneficiary's opinion, by and through the Trustee or otherwise:

                             (i) To proceed as to both the real and personal property covered by this Deed of Trust in accordance with Beneficiary's rights and remedies in respect of said real property, in which event
         (A) the provisions of the Uniform Commercial Code otherwise applicable to sale of the Collateral shall not apply, and (B) the sale of the Collateral in conjunction with and as one parcel with said real property (or any portion thereof) shall be deemed to be a commercially reasonable manner of sale; or

                             (ii) To proceed as to the Collateral separately from the Premises and the Improvements, in which event the requirement of reasonable notice shall be met by mailing notice of the sale, postage prepaid, to Grantor or any other person entitled thereto at least ten (10) days before the time of the sale or other disposition of any of the Collateral.

                  24. ACTIONS AND PROCEEDINGS. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Beneficiary, in its sole discretion, decides should be brought to protect their interest in the Mortgaged Property. Beneficiary shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

                  25. WAIVER OF SETOFF AND COUNTERCLAIM. All amounts due under this Deed of Trust, the Note and the other Loan Documents shall be payable without setoff, counterclaim (except for compulsory counterclaims), or any deduction whatsoever. Grantor hereby waives the right to assert a setoff, counterclaim (except on compulsory counterclaims) or deduction in any action or proceeding in which Beneficiary is a participant, or arising out of or in any way connected with this Deed of Trust, the Note, any of the other Loan Documents, or the Debt.

                  26. RECOVERY OF SUMS REQUIRED TO BE PAID. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

         27.      MARSHALLING AND OTHER MATTERS.

                  (a) Grantor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the

Mortgaged Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Grantor and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law. To the extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Mortgaged Property or any part thereof, for the collection of the Debt without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Debt out of the proceeds of sale of the Mortgaged Property or any part thereof in preference to every other claimant whatever. Further, Grantor hereby knowingly, intentionally and voluntarily waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the Debt secured hereby to the fullest extent permitted by law.

                  (b) Grantor acknowledges and agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Beneficiary of any other security for any portion of the Debt, or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any portion of the Debt or any collateral security therefor. The lien of this Deed of Trust shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor, and Beneficiary may foreclose, or exercise any other remedy available to Beneficiary, without first exercising or enforcing any of its remedies under this Deed of Trust and any exercise of the rights and remedies of Beneficiary hereunder shall not in any manner impair the Debt or any of Beneficiary's rights and remedies hereunder.

                  28. HAZARDOUS SUBSTANCES. Grantor hereby represents and warrants to Beneficiary that except as set forth in the environmental report delivered to Beneficiary on the Closing Date in connection with the closing of the Loan: (a) except where the failure to comply is not reasonably likely to cause a Material Adverse Change, the Mortgaged Property is in full compliance with all local, state, federal and other governmental authority statutes, ordinances, codes, orders, decrees, laws, rules and regulations pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic

Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state super-lien and environmental clean-up statutes and all regulations, orders and guidelines adopted in respect of the foregoing laws, whether presently in force or coming into being and/or effectiveness hereafter (collectively, "ENVIRONMENTAL LAWS");
(b) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants, including, without limitation, asbestos or any substance or material containing asbestos, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety or welfare of humans (collectively, "HAZARDOUS SUBSTANCES"); (c) to the best knowledge of Grantor, no Hazardous Substances are or have been (including the period prior to Grantor's acquisition of the Mortgaged Property) released, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property other than in compliance with all Environmental Laws; (d) to the best knowledge of Grantor, no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Mortgaged Property; and (e) to the best knowledge of Grantor, no underground storage tanks exist on the Mortgaged Property. So long as Grantor owns or is in possession of the Mortgaged Property,
Grantor: (i) shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances; (ii) shall keep or cause the Mortgaged Property to be kept in compliance with all Environmental Laws; (iii) shall promptly notify Beneficiary in writing if Grantor shall become aware of any Hazardous Substances on or near the Mortgaged Property and/or if Grantor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Grantor shall become aware of any condition on or near the Mortgaged Property which could pose a threat to the health, safety or welfare of humans; and (iv) shall remove such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Beneficiary in the case of removal which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified consultant engaged by Beneficiary), promptly after Grantor becomes aware of the same, at Grantor's sole expense. The obligations and liabilities of Grantor under this Paragraph 28 shall survive any termination, satisfaction or assignment of this Deed of Trust and the exercise by Beneficiary of any of its rights or remedies hereunder, including, without limitation, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

                  29. ENVIRONMENTAL MONITORING; REMEDIAL WORK. Grantor shall give prompt written notice to Beneficiary of: (a) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substance on, under, from or about the Mortgaged Property; (b) all claims made or threatened by any third party against Grantor or the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance; and (c) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the

Mortgaged Property that could cause the Mortgaged Property to be subject to any investigation or clean-up pursuant to any Environmental Law. Grantor shall permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law or Hazardous Substance, and Grantor shall pay all attorneys' fees and disbursements incurred by Beneficiary in connection therewith. Upon Beneficiary's request, at any time and from time to time while this Deed of Trust is in effect, Grantor shall provide, at Grantor's sole expense, an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist, a licensed environmental engineer or other qualified consultant approved by Beneficiary indicating the presence or absence of Hazardous Substances and/or the violation or threatened violation of any Environmental Laws at, on, in, under or near the Mortgaged Property; PROVIDED, however, that Beneficiary may not require Grantor to provide such inspection or audit unless:
(i) Beneficiary is required by law to obtain such inspection or audit, (ii) such inspection or audit is requested by Beneficiary in conjunction with a foreclosure or other enforcement proceeding under the Loan Documents, or (iii) Beneficiary has determined (in the exercise of its good faith judgment) that reasonable cause exists for the performance of an environmental inspection or audit of the Mortgaged Property. If Grantor fails to provide any such inspection or audit within sixty (60) days after such request, Beneficiary may order same, and Grantor hereby grants to Beneficiary and its employees and agents access to the Mortgaged Property and a license to undertake such inspection or audit. The cost of such inspection or audit shall be added to the Debt and shall bear interest thereafter until paid at the Default Rate. In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, Grantor shall cause such operations and maintenance plan to be prepared and implemented at Grantor's expense upon request of Beneficiary. In the event that any investigation, testing, assessment, audit, site monitoring, containment, clean-up, removal, restoration or other work of any kind is reasonably necessary or desirable under an applicable Environmental Law or otherwise required under this Deed of Trust in connection with any Hazardous Substance (the "REMEDIAL WORK"), Grantor shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Beneficiary for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors approved in advance by Beneficiary and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantor, including, without limitation, Beneficiary's reasonable attorneys' fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be added to the Debt and shall bear interest thereafter until paid at the Default Rate.

         30.      HANDICAPPED ACCESS.

                  (a) Grantor agrees that the Mortgaged Property shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations and orders issued pursuant thereto, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "ACCESS LAWS").

                  (b) Notwithstanding any provisions set forth herein or in any other document regarding Beneficiary's approval of alterations of the Mortgaged Property, Grantor shall not alter the Mortgaged Property in any manner which would increase Grantor's responsibilities for compliance with the applicable Access Laws without the prior written approval of Beneficiary. The foregoing shall apply to tenant improvements constructed by Grantor or by any of its tenants. Beneficiary may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer or other person acceptable to Beneficiary.

                  (c) Grantor agrees to give prompt written notice to Beneficiary of the receipt by Grantor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

                  31. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the other Loan Documents, Grantor shall protect, defend, indemnify and hold harmless Beneficiary from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), imposed upon or incurred by or asserted against Beneficiary (other than as a direct result of Beneficiary's fraud or wilful misconduct) by reason of: (a) ownership of this Deed of Trust, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substance at, on, in, under, from or affecting the Mortgaged Property, any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance, and any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (g) any violation of Environmental Laws which is based upon or in any way related to any Hazardous Substance at, on, in, under, from or affecting the Mortgaged Property, including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs and litigation expenses; (h) any failure of the Mortgaged Property to comply with any Access Laws; (i) any representation or warranty made in the Note, this Deed of Trust or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (j) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof or any liability asserted against Beneficiary with respect thereto; and (k) the claims of any tenant of any portion of the Mortgaged Property or any person acting through or under any tenant or otherwise arising under or as a consequence of any Lease. The indemnifications set forth in the preceding clauses (f) and (g) shall include, without limitation, the costs of removal of the Hazardous Substances before or after foreclosure or other taking of title to the Mortgaged Property by Beneficiary, additional costs required to take necessary precautions to protect against the release of Hazardous Substances into the air, any body of water or any other public domain or onto or under any other property, costs incurred to comply with all applicable Environmental Laws, and any diminution in the value of the security afforded by the Mortgaged Property or any future reduction in the sale price of the Mortgaged Property by reason of any matter set forth above in said clauses (f) or (g) of this Paragraph 31 to the extent that such diminution in value or such future reduction in sale price results in Beneficiary receiving less than the full amount of all principal, interest and other sums payable by Grantor under the Loan, but shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by Beneficiary. Any amounts payable to Beneficiary by reason of the application of this Paragraph shall be secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Beneficiary until paid. The obligations and liabilities of Grantor under this Paragraph 31 shall survive any termination, satisfaction or assignment of this Deed of Trust and the exercise by Beneficiary of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure but only to the extent based on facts existing at the time Grantor owned the Mortgaged Property.

                  32. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be sent and shall be effective in the manner set forth in the Loan Agreement.

                  33. AUTHORITY. Grantor (and the undersigned representative of Grantor, if any) represent and warrant that it (or they, as the case may be) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Deed of Trust and to grant, bargain, sell, convey, assign, transfer and mortgage the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Grantor's part to be performed; and Grantor represents and warrants that Grantor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

                  34. WAIVER OF NOTICE. Grantor shall not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which the

Loan Documents specifically and expressly provide for the giving of notice by Beneficiary to Grantor and except with respect to matters for which Beneficiary is required by applicable law to give notice. To the extent permitted by applicable law, Grantor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary to Grantor.

                  35. REMEDIES OF GRANTOR. In the event that a claim or adjudication is made that Beneficiary has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the other Loan Documents it has an obligation to act reasonably or promptly, Beneficiary shall not be liable for any monetary damages, and Grantor's remedies shall be limited to injunctive relief or declaratory judgment.

                  36. SOLE DISCRETION OF BENEFICIARY. Wherever pursuant to this Deed of Trust, Beneficiary exercises any right given to it to consent or not consent or approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to consent or not consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  37. NON-WAIVER. The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Grantor shall not be relieved of Grantor's obligations hereunder by reason of: (a) the failure of Beneficiary to comply with any request of Grantor or to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note, the Loan Agreement or any of the other Loan Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or (c) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Loan Agreement, this Deed of Trust or any of the other Loan Documents. Beneficiary may resort for the payment of the Debt to any other security held by Beneficiary in such order and manner as Beneficiary, in its sole discretion, may elect. Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclosure this Deed of Trust. The rights and remedies of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  38. NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  39. LIABILITY. If more than one person signs this Deed of Trust as Grantor, the obligations and liabilities of each such person hereunder shall be joint and several. Subject to the provisions hereof requiring Beneficiary's consent to any transfer of the Mortgaged Property, this Deed of Trust shall be binding upon and inure to the benefit of Grantor and Beneficiary and their respective successors and assigns.

                  40. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note and this Deed of Trust shall be construed without such provision.

                  41. HEADINGS, ETC. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  42. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

                  43. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form and
(a) the word "GRANTOR" shall mean "each Grantor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein,"
(b) the word "BENEFICIARY" shall mean "Beneficiary and any subsequent holder of this Deed of Trust," (c) the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Deed of Trust," (d) the word "PERSON" shall include an individual, corporation, partnership, trust, limited liability company, unincorporated association, government, governmental authority and any other entity, (e) the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property and any interest therein, and (f) the words "ATTORNEYS' FEES" shall include any and all reasonable attorneys' fees, paralegal and law clerk fees, including, without limitation, fees at the pre-trial, trial and appellate levels, incurred or paid by Beneficiary in protecting its interest in the Mortgaged Property and the Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  44. ASSIGNMENTS. Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust.

                  45. WAIVER OF JURY TRIAL. GRANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST

WITH REGARD TO THE NOTE, THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS,
OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR.

                  46. MISCELLANEOUS.

                  (a) Any consent or approval by Beneficiary in any single instance shall not be deemed or construed to be Beneficiary's consent or approval in any like matter arising at a subsequent date, and the failure of Beneficiary to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Beneficiary be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Beneficiary pursuant hereto shall be narrowly construed to be applicable only to Grantor and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Beneficiary a venturer or partner with Grantor nor shall privity of contract be presumed to have been established with any such third party. If Beneficiary deems it to be in its best interest to retain assistance of persons, firms or corporations (including, without limitation, attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Grantor shall reimburse Beneficiary for all out of pocket costs (except after an Event of Default, Grantor shall reimburse Lender for all costs and expenses) reasonably incurred in connection with the employment of such persons, firms or corporations.

                  (b) Grantor covenants and agrees that during the term of this Deed of Trust, unless Beneficiary shall have previously consented in writing:
(i) Grantor will take no action that would cause it to become an "employee benefit plan" as defined in Section 3(3) of ERISA (as defined in the Loan Agreement) or cause the assets of Grantor to constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101; and (ii) Grantor will take no action that would cause it to be a "governmental plan" within the meaning of Section 3(32) of ERISA and shall not engage in any transaction which would subject Grantor to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans. Grantor will not sell, assign or transfer the Mortgaged Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Beneficiary its written assumption of the obligations of the foregoing covenants. Grantor further covenants and agrees to protect, defend, indemnify and hold Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, all attorneys' fees and the cost of correcting any prohibited transaction or obtaining an appropriate exemption) that

Beneficiary may incur as a result of Grantor's breach of the foregoing covenants. These covenants and indemnity shall survive the extinguishment of the lien of this Deed of Trust by foreclosure or action in lieu thereof provided such indemnity relates to facts in existence prior to the extinguishment of the lien of this Deed of Trust. In addition, the foregoing indemnity shall be a recourse obligation of Grantor and shall supersede any limitations on Grantor's liability under any of the Loan Documents.

                  (c) The Loan Documents contain the entire agreement between Grantor and Beneficiary relating to or connected with the Loan. Any other agreements relating to or connected with the Loan not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

                  (d) Time is of the essence with respect to all provisions of this Deed of Trust.

                  (e) Grantor represents and warrants to Beneficiary that there has not been committed by Grantor, to Grantor's knowledge, or any other person in occupancy of or involved with the operation or use of the Mortgaged Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Grantor's obligations under the Note or under any of the other Loan Documents. Grantor hereby covenants and agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, Grantor hereby indemnifies Beneficiary and agrees to defend and hold Beneficiary harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this Paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Grantor or against all or any part of the Mortgaged Property under any federal or state law for which forfeiture of the Mortgaged Property or any part thereof or of any monies paid in performance of Grantor's obligations under the Loan Documents is a potential result, shall, at the election of Beneficiary, constitute an Event of Default hereunder without notice or opportunity to cure.

                  (f) The relationship between Grantor and Beneficiary under the Loan Documents is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

                  (g) An Event of Default hereunder shall be a default under each of the other Loan Documents.

                  (h) In the event the Mortgaged Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state where the Mortgaged Property is located), bear interest at the Default Rate.

                  (i) This document may be construed as a deed of trust, mortgage, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

                  (j) In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the general partners, members or principals in Grantor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured Debt at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

                  47. DEFEASANCE. Provided no Event of Default exists, this Deed of Trust may be satisfied and discharged of record by Grantor prior to the maturity date of the Debt set forth in Paragraph 48 below only in accordance with the terms and provisions set forth in Sections 2.3 and 2.4 of the Loan Agreement and upon satisfaction by Grantor of all the terms and conditions continued therein.

                  48. MATURITY DATE. The maturity date of the Debt secured hereby is the Stated Maturity Date.

                  49. FUTURE ADVANCES. This Deed of Trust secures such future or additional advances as may be made by Beneficiary or the holder hereof, at its exclusive option, to Grantor or its successors or assigns in title for any purpose. All such future advances shall be secured to the same extent as if made on the date of the execution of this Deed of Trust and this Deed of Trust shall secure the payment of the Note and any additional advances made from time to time pursuant hereto, all of said Debt being equally secured hereby and having the same priority as any amounts advanced as of the date of this Deed of Trust. It is agreed that any additional sum or sums advanced by Beneficiary shall be equally secured with and have the same priority as the original Debt and shall be subject to all of the terms, provisions and conditions of this Deed of Trust, whether or not such additional loans or advances are evidenced by other promissory notes or other guaranties of Grantor and whether or not identified by a recital that it or they are secured by this Deed of Trust. It is further agreed that any additional promissory note or guaranty or promissory notes or guaranties executed and delivered pursuant to this Paragraph shall automatically be deemed to be included in the term "NOTE" wherever it appears in the context of this Deed of Trust.

                  50. AFTER-ACQUIRED PROPERTY. All property acquired by Grantor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and/or the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without any further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

                  51. CERTAIN RETAIL COVENANTS. Grantor further covenants and agrees with Beneficiary as follows:

                  (a)      Grantor shall:

                             (i) promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

                             (ii) promptly notify Beneficiary in writing of any default under the Management Agreement of which it is aware;

                             (iii) promptly deliver to Beneficiary a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate prepared by Grantor or Manager under the Property Management Agreement; and

                             (iv) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the property manager under the Property Management Agreement.

                  (b) Grantor shall not, without Beneficiary's prior written consent:

                             (i) surrender, terminate or cancel the Management Agreement or otherwise replace the manager under the Management Agreement or enter into any other management agreements with respect to the Mortgaged Property, PROVIDED, however, that Grantor may terminate or cancel the Management Agreement in accordance with the terms thereof so long as, prior to such termination or cancellation, Grantor has selected a replacement manager and such replacement manager has been approved by Beneficiary;

                             (ii) reduce or consent to the reduction of the term of the Management Agreement;

                             (iii) increase or consent to the increase of the amount of any charges under the Management Agreement; or

                             (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect which adversely effects Grantor's rights thereunder or Beneficiary's interest in the Mortgaged Property.

                  (c) Grantor shall not, without Beneficiary's prior written consent, enter into transactions with any affiliate, including, without limitation, any arrangement providing for the managing of the Mortgaged Property, the rendering or receipt of services or the purchase or sale of inventory, except any such transaction in the ordinary course of business of Grantor if the monetary or business consideration arising therefrom would be substantially as advantageous to Grantor as the monetary or business consideration that Grantor would obtain in a comparable transaction with a person not an affiliate of Grantor.

                  (d) Grantor will enter into and cause the manager to enter into an assignment and subordination of the Management Agreement in form satisfactory to Beneficiary, assigning to Beneficiary all of Grantor's rights and interest under the Management Agreement and subordinating the manager's interest in the Mortgaged Property and all fees and other rights of the manager pursuant to the Management Agreement to this Deed of Trust and the other Loan Documents and the rights of Beneficiary hereunder and thereunder. If a monetary default or an Event of Default shall occur, Grantor, at Beneficiary's request made at any time while such monetary default or such Event of Default is continuing, shall terminate the Management Agreement and replace the manager with a manager approved by Beneficiary on terms and conditions satisfactory to Beneficiary.

                  52. LOCAL LAW. Annexed hereto as EXHIBIT B are additional provisions which shall be deemed incorporated herein by reference. In the event of any inconsistencies between the provisions of this Deed of Trust and the provisions of EXHIBIT B, the provisions of EXHIBIT B shall control and be binding.

         53.      THE TRUSTEE.

                  (a) It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental hereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Grantor, or to see to the performance or observance by Grantor of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgement or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Beneficiary. Trustee shall have the right to advice of counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for his own gross negligence or willful misconduct and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder and believed by Trustee in good faith to be genuine.

                  (b) Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee, or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Beneficiary, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Debt secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. Such appointment and designation by Beneficiary shall be full evidence of the right and authority to make the same and of all facts therein recited. If Beneficiary is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee, and he shall thereupon succeed to and shall hold, possess and execute all of the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Beneficiary or of the successor or substitute Trustee, the trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of the trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said trustee hereunder to said successor or substitute Trustee. All references herein to "TRUSTEE" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

                  (c) Trustee shall not be liable for any error of judgement or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein-named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured Debt or foreclosure, or release or other termination, of this Deed of Trust.

                  54. CHOICE OF LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED WITHOUT

REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT THAT THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) SHALL GOVERN THE RESOLUTION OF ISSUES ARISING UNDER THE LOAN AGREEMENT AND NOTE TO THE EXTENT THAT SUCH RESOLUTION IS NECESSARY TO THE INTERPRETATION OF THIS DEED OF TRUST.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, Assignment of Leases and Rents and Security Agreement as of the day and year first above written.

                                MORGANTOWN MALL ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership

                                By:      GLIMCHER MORGANTOWN MALL, INC., a
                                         Delaware corporation, its general
                                         partner



                                        /s/ George A. Schmidt
                                        ---------------------------------------
                                        By:  George A. Schmidt
                                        Senior Vice President

                                               [CORPORATE SEAL]

STATE OF NEW YORK,

COUNTY OF NEW YORK, to-wit:


                  The foregoing instrument was acknowledged before me this 1st day of September, 1998, by George A. Schmidt, the Senior Vice President of Glimcher Morgantown Mall, Inc., a Delaware corporation, for and on behalf of said corporation in its capacity as the general partner of Morgantown Mall Associates Limited Partnership, an Ohio limited partnership, for and on behalf of said limited partnership.

                  My commission expires December 26, 1999.
                                        ------------------


                                                     By: /s/ Judith Tompkins
                                                        -----------------------
                                                     Notary Public

[Notarial Stamp]



This instrument was prepared by:
Samuel M. Zylberberg, Esq.
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                                    ---------

                                    EXHIBIT B

                                   (LOCAL LAW)


DEED OF TRUST, ASSIGNMENT OF LEASES
AND RENTS AND SECURITY AGREEMENT

MORGANTOWN MALL ASSOCIATES
LIMITED PARTNERSHIP, GUARANTOR

MICHAEL B. KELLAR, TRUSTEE
THE CAPITAL COMPANY OF AMERICA
LLC, BENEFICIARY



                           1. BENEFICIAL OWNER: At the time of the execution and
                  delivery of this Deed of Trust, the beneficial owner of the Debt secured hereby is:

                           The Capital Company of America LLC
                           Two World Financial Center
                           Building B
                           New York, New York 10281

                           2. FUTURE ADVANCES: Notwithstanding the language of
                  Paragraph 49 of this Deed of Trust, this is not a credit line deed of trust, and Beneficiary will not be making future advances but, rather, will be advancing the entire Loan amount at closing.

                           3. REMEDIES: The first full paragraph of Subparagraph
                  (a)(iii) of Paragraph 21 of this Deed of Trust is deleted and the following eight subparagraphs included in lieu thereof: At any time after the exercise by Beneficiary of the option to declare the entire indebtedness of Grantor under the Note to be immediately due and payable, Trustee, upon the written request of Beneficiary, shall foreclose upon and sell the Mortgaged Property to satisfy the Debt at public auction at the front door of the courthouse of Monongalia County, West Virginia, for cash or cash equivalent (including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of Beneficiary, is "cash equivalent"), in hand on the day of sale, after first giving notice of such sale by publishing such notice in some newspaper of general circulation published in the county wherein the Mortgaged Property is located, or if there be no such newspaper, in a qualified newspaper of general circulation in said county, once a week for two successive weeks preceding the day of sale and after giving notice to

                  Grantor and to any subordinate lienholder who has previously notified Beneficiary of the existence of a subordinate lien, at least 20 days prior to the sale, and no other notice of such sale shall be required. Beneficiary may be a purchaser at any such sale.

                           Any sale made hereunder may be adjourned from time to
                  time without notice other than by oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale.
                           Out of the proceeds of such sale Trustee shall pay,
                  first, the costs and expenses of executing this trust, including a reasonable fee to Trustee, or to the one so acting, as his or their commission hereunder; second, to Beneficiary and Trustee all moneys which they or any of them may have paid for taxes, assessments or other governmental charges or fees, insurance, repairs, court costs, and all other costs and expenses incurred or paid under the provisions of this Deed of Trust, together with interest thereon at the Default Rate from the date of payment; third, to Beneficiary the full amount due and unpaid on the Note and all other indebtedness hereby secured, together with all interest accrued thereon to date of payment; and fourth, the balance, if any, to Grantor, its successors or assigns, upon delivery of and surrender to the purchaser or purchasers of possession of the Mortgaged Property less the expense, if any, of obtaining such possession.
                           In the event that foreclosure proceedings are
                  instituted hereunder but are not completed, Trustee shall be reimbursed for all costs and expenses and a reasonable fee for so acting in commencing and terminating such proceedings, and all costs and expenses so incurred by Trustee, together with interest thereon until paid at the Default Rate, and said fee shall all be payable by Grantor on demand, and shall be and become a part of the Debt and shall be collectible as such.
                           Trustee or if more than one is named as Trustee, the
                  "Trustees," may act in the execution of this trust, and in the event either of Trustees shall act alone, the authority and power of the Trustee so acting shall be as full and complete as if the powers and authority granted to Trustees herein jointly had been granted to such Trustee alone; and either or both of Trustees are hereby authorized to act by agent or attorney in the execution of this trust. It shall not be necessary for any Trustee to be present in person at any foreclosure sale hereunder.
                           It is expressly covenanted and agreed by all parties
                  hereto that Beneficiary may, at any time and from time to time hereafter, without notice, appoint and substitute another Trustee or Trustees, corporations or persons, in place of the Trustee herein named to execute the trust herein created. Upon such appointment, either with or without a conveyance to said substituted Trustee or Trustees by the Trustee herein named, or by any substituted Trustee in case the said right of appointment is exercised more than once, the new and substituted Trustee or Trustees in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the

                  Trustee herein named; and such new and substituted Trustee or Trustees shall be considered the successors and assigns of the Trustee who is named herein and substituted in his or her place and stead. Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary or by its successors or assigns and recorded in the office of the Clerk of the County Commission of Monongalia County, West Virginia, shall be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, and notice of such proper substitution and appointment to all parties in interest. Notwithstanding any other provisions hereof to the contrary, a copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address stated above on the first page of this Deed of Trust or to such other address given to Beneficiary in writing by Grantor, subsequent to the execution and delivery of this Deed of Trust. 4. REMEDIES: Subparagraph
                  (b) of Paragraph 21 of this Deed of Trust is deleted. 5.
                  NOTICE: Paragraph 32 of this Deed of Trust is deleted and the following language included in lieu thereof: 32. NOTICES. Except as otherwise specifically required by the terms hereof, any notice, demand, statement, request or consent made hereunder shall be sent and shall be effective in the manner set forth in the Loan Agreement.